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                                                                    Exhibit 99.1





                                CONFIDENTIAL






                  MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES



                    OCTOBER 1998 FINANCIAL REPORTING PACKAGE


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                    October 1998 Financial Reporting Package

                                   Contents

SCHEDULE                                                                   PAGE

October 1998 Month
             - Income Statement                                             1
             - Balance Sheet                                                2
             - Cash Flow Statement                                          3


October 1998 YTD
             - Income Statement                                             4
             - Cash Flow Statement                                          5




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                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                      OCTOBER 1998 MONTH INCOME STATEMENT
                                  UNAUDITED
                                (in thousands)

                                     ACTUAL

                   Net sales
                      Wholesale                                $12,309
                      Retail                                     3,762
                                                           -----------
                      Total                                     16,071

                   Cost of sales                                10,527
                                                           -----------

                   Gross profit                                  5,544
                      %                                          34.5%

                   Operating expenses
                      Design                                       257
                      General and administrative                 1,786
                      Advertising                                  150
                      Coop - advertising                           467
                      Selling                                    1,063
                      Selling - Retail                           1,727
                      Distribution                                 962
                                                           -----------
                      Total                                      6,412
                                                           -----------

                   Income (Loss) before
                      interest and taxes (EBIT)                   (868)

                   Interest expense                                416
                   Reorganization cost                             245
                                                           -----------
                   Pretax loss                                  (1,529)

                   Taxes                                            33
                                                           ===========
                   Net loss                                    ($1,562)
                                                           ===========

                   EBIT                                          ($868)

                   Depreciation                                    372
                                                           -----------

                   EBITDAR                                       ($496)
                                                           ===========



                                      (1)
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                  MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                    BALANCE SHEETS FOR THE PERIODS INDICATED

                                   UNAUDITED
                                 (in thousands)

                                                                  AS OF
                                                             OCTOBER 27, 1998
                                                             ----------------

                                                                    ACTUAL
                                                                    ------
       ASSETS
       Current assets
          Cash and cash equivalents                                    $4,159
          Accounts receivable, net                                     22,296
          Inventories, net                                             63,711
          Other current assets                                          2,446
          Insurance receivable                                          3,346
                                                                -------------
             Total current assets                                      95,958
       Property, plant & equipment, net                                32,444
       Other assets                                                     4,562
                                                                =============
          TOTAL ASSETS                                               $132,964
                                                                =============

       LIABILITIES
       Current liabilities
          Liabilities not subject to compromise
           Current Liabilities:
               Accounts payable                                        $7,867
               Accrued expenses                                        13,912
             Cash collateral loan                                      29,637
             Revolver                                                  10,464
                                                                -------------
                    Total current liabilities                          61,880
          Liabilities subject to compromise                           215,844
          Other liabilities                                               558
                                                                -------------
          TOTAL LIABILITIES                                           278,282
                                                                -------------
       EQUITY
       Stock                                                                5
       Paid in capital                                                 40,899
       Accumulated deficit                                           (173,178)
       Year to date loss                                              (13,044)
                                                                -------------
          TOTAL  DEFICIT                                             (145,318)
                                                                =============
             TOTAL LIABILITIES AND DEFICIT                           $132,964
                                                                =============


                                      (2)
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                   MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                   OCTOBER 1998 MONTH STATEMENT OF CASH FLOWS
                                   UNAUDITED
                                 (in thousands)

                                                                       ACTUAL
                                                                       ------
OPERATING ACTIVITIES

Net loss                                                              $ (1,562)
Adjustments to reconcile net loss to net cash
    used in operating activities:
     Depreciation and amortization                                         372
     Changes in operating assets and liabilities:
       Decrease in accounts receivable                                   1,380
       Decrease (Increase) in inventories                                  494
       Decrease in prepaid expenses and other assets                        54
       Increase in insurance receivable                                   (298)

       (Decrease) Increase in accounts payable, accrued expenses,
        taxes and sundry liabilities                                      (844)
                                                                      --------
Net cash (used in) provided by operating activities                       (404)
                                                                      --------

INVESTING ACTIVITIES
Additions for Vallodolid expansion                                        (117)
Additions to property, plant and equipment (Net)                          (182)
                                                                      --------
Net cash used in investing activities                                     (299)
                                                                      --------

FINANCING ACTIVITIES
Net borrowings (repayments) under revolving credit loan                    850
                                                                      --------
Net cash provided by (used in) financing activities                        850
                                                                      --------

Increase in cash                                                           147
Cash at beginning of period                                              4,012
                                                                      --------
Cash at end of period                                                 $  4,159
                                                                      ========


                                      (3)
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                   MAIDENFORM WORLDWIDE, INC. AND SUBSIDIARIES
                         OCTOBER 1998 YTD INCOME STATEMENT
                                  UNAUDITED
                                (in thousands)

                                                                 ACTUAL
                                                             -------------
            Net sales

               Wholesale                                          $132,104
               Retail                                               44,183
                                                             -------------
               Total                                               176,287
            Cost of sales                                          120,767

                                                             -------------
            Gross profit                                            55,520
               %                                                     31.5%

            Operating expenses
               Design                                                3,279
               General and administrative                           14,543
               Advertising                                           1,356
               Coop - advertising                                    4,092
               Selling                                              11,591
               Selling - Retail                                     16,823
               Distribution                                          9,769
                                                             -------------
               Total                                                61,453
                                                             -------------

            Loss before
               interest and taxes (EBIT)                            (5,933)

            Interest expense                                         4,385
            Reorganization cost                                      2,304
                                                             -------------
            Pretax loss                                            (12,622)

            Taxes                                                      422
                                                             -------------

            Net loss                                              ($13,044)
                                                             =============

            EBIT                                                   ($5,933)
            Depreciation                                             3,973
                                                             -------------

            EBITDAR                                                ($1,960)
                                                             =============


                                      (4)
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                    MAIDENFORM WORLDWIDE, INC. & SUBSIDIARIES
                    OCTOBER 1998 YTD STATEMENT OF CASH FLOWS
                                  UNAUDITED
                                (in thousands)

                                                              ACTUAL
                                                           -----------
OPERATING ACTIVITIES
Net loss                                                      ($13,044)
Adjustments to reconcile net loss to net cash used in
   operating activities:
     Depreciation and amortization                               3,973
     Changes in operating assets and liabilities:
       Increase in accounts receivable                          (5,347)
       Decrease in inventories                                   6,691
       Decrease in prepaid expenses and other assets             1,793
       Increase in insurance receivable                         (3,346)
       Increase (decrease) in accounts payable, accrued
         expenses, taxes and sundry liabilities                  3,036
                                                           -----------
Net cash used in operating activities                           (6,244)
                                                           -----------

INVESTING ACTIVITIES
Additions for Vallodolid expansion                                (568)
Assets lost in Higuey fire, included in insurance
 receivable above                                                  731
Additions to property, plant and equipment (Net)                (2,434)
                                                           -----------
Net cash used in investing activities                           (2,271)
                                                           -----------

FINANCING ACTIVITIES
Net borrowings under revolving credit loan                       5,573
                                                           -----------
Net cash provided by financing activities                        5,573
                                                           -----------

Decrease in cash                                                (2,942)
Cash and Cash Equivalents at beginning of year                   7,101
                                                           -----------
Cash and Cash Equivalents at end of period                      $4,159
                                                           ===========


                                      (5)